                                                                  EXHIBIT (25)-3

================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           / /

                          -------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


         New York                                   13-5160382
         (State of incorporation                    (I.R.S. employer
         if not a U.S. national bank)               identification no.)

         48 Wall Street, New York, N.Y.             10286
         (Address of principal executive offices)   (Zip code)

                          -------------------------

                            CONSUMERS POWER COMPANY
              (Exact name of obligor as specified in its charter)


         Michigan                                   38-0442310
         (State or other jurisdiction of            (I.R.S. employer
         incorporation or organization)             identification no.)

         212 West Michigan Avenue
         Jackson, Michigan                          49201
         (Address of principal executive offices)   (Zip code)

                          -------------------------

                       Guarantee of Preferred Securities
                      (Title of the indenture securities)


================================================================================

1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------
                    Name                                        Address
----------------------------------------------------------------------------------------

         Superintendent of Banks of the State of     2 Rector Street, New York,
         New York                                    N.Y.   10006, and  Albany,
                                                     N.Y. 12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association         New York, New York

         (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN  PARENTHESES BELOW, ON  FILE    WITH  THE
         COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.


         1.      A copy  of  the Organization  Certificate  of The Bank  of
                 New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6.     The consent of  the Trustee required by Section 321(b) of
                 the Act.   (Exhibit 6 to Form T-1 filed with Registration
                 Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      NOTE


        Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

        Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1995.


                                          THE BANK OF NEW YORK



                                          By: /s/ ROBERT F. McINTYRE
                                             ----------------------------------
                                              NAME:   ROBERT F. McINTYRE
                                              TITLE:  Assistant Vice President

                                                                       EXHIBIT 7


                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

        of 48 Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
      ASSETS                                                       in Thousands
      Cash and balances due from depos-
        itory institutions:
        Noninterest-bearing balances and
        currency and coin ..................                        $ 3,025,419
        Interest-bearing balances ..........                            881,413
      Securities:
        Held-to-maturity securities ........                          1,242,368
        Available-for-sale securities ......                          1,774,079
      Federal funds sold in domestic
        offices of the bank ................                          5,503,445
      Securities purchased under agree-
        ments to resell ....................                            200,634
      Loans and lease financing
        receivables:
        Loans and leases, net of unearned
          income .................26,599,533
        LESS: Allowance for loan and
          lease losses ..............516,283
          Loans and leases, net of unearned
          income and allowance                                       26,083,250
      Assets held in trading accounts ......                          1,455,639
      Premises and fixed assets (including
        capitalized leases) ................                            612,547
      Other real estate owned ..............                             79,667
      Investments in unconsolidated
        subsidiaries and associated
        companies ..........................                            198,737
      Customers' liability to this bank on
        acceptances outstanding ............                          1,111,464
      Intangible assets ....................                            105,263
      Other assets .........................                          1,237,264
                                                                    -----------
      Total assets .........................                        $43,511,189
                                                                    ===========

      LIABILITIES
      Deposits:
        In domestic offices ................                        $19,233,885
        Noninterest-bearing .......7,677,954
        Interest-bearing .........11,555,931
        In foreign offices, Edge and
        Agreement subsidiaries, and IBFs ...                         12,641,676
        Noninterest-bearing ..........72,479
        Interest-bearing .........12,569,197
       Federal funds purchased and secu-
        rities sold under agreements to re-
        purchase in domestic offices of
        the bank and of its Edge and
        Agreement subsidiaries, and in
        IBFs:
        Federal funds purchased ............                          1,747,659
        Securities sold under agreements
          to repurchase ....................                             73,553
      Demand notes issued to the U.S.
        Treasury ...........................                            300,000
      Trading liabilities ..................                            738,317
      Other borrowed money:
        With original maturity of one year
          or less ..........................                          1,586,443
        With original maturity of more than
          one year .........................                            220,877
      Bank's liability on acceptances exe-
        cuted and outstanding ..............                          1,113,102
      Subordinated notes and debentures ....                          1,053,860
      Other liabilities ....................                          1,489,252
                                                                    -----------
      Total liabilities ....................                         40,198,624
                                                                    -----------

      EQUITY CAPITAL
      Common stock ........................                             942,284
      Surplus .............................                             525,666
      Undivided profits and capital
        reserves ..........................                           1,849,221
      Net unrealized holding gains
        (losses) on available-for-sale
        securities ........................                         (      662)
      Cumulative foreign currency transla-
        tion adjustments ..................                         (    3,944)
                                                                    -----------
      Total equity capital ................                           3,312,565
                                                                    -----------
      Total liabilities and equity
        capital ...........................                         $43,511,189
                                                                    ===========


        I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                   J. Carter Bacot       }
                   Thomas A. Renyi       }    Directors
                   Samuel F. Chevalier   }